                                                                    EXHIBIT 10.3

                        PAPA JOHN'S INTERNATIONAL, INC.
                            1993 STOCK OPTION PLAN
                          FOR NON-EMPLOYEE DIRECTORS
                          --------------------------


     1. PURPOSE OF PLAN. The purpose of this 1993 Stock Option Plan for Non-Employee Directors is to promote the interests of Papa John's International, Inc., its subsidiaries and stockholders, by encouraging non-employee directors of the Company to acquire an ownership interest in the Company. Such investments should increase the personal interest and the special effort of such persons in working for the continued success and progress of the business of the Company and should enhance the Company's efforts to attract and retain competent non-employee directors.

     2. DEFINITIONS. The following terms when used herein shall have the meanings set forth below, unless a different meaning is plainly required by the context (such terms shall apply equally to both the singular and plural forms of the terms defined):

          (a)  BOARD.  The Board of Directors of the Company.

          (b) CHANGE IN CONTROL. A Change in Control shall occur upon (i) the acquisition by any Person after the date hereof of beneficial ownership of 50% or more of the voting power of the Company's outstanding voting stock, (ii) three or more of the current members of the Board of Directors ceasing to be members of the Board (unless any replacement director is elected by a vote of either at least 75% of the remaining directors, or at least 75% of the shares entitled to vote on such replacement), or (iii) approval by the stockholders of the Company of (a) a merger or consolidation of the Company with another corporation if the stockholders of the Company immediately before such vote will not, as a result of such merger or consolidation, own more than 50% of the voting stock of the corporation resulting from such merger or consolidation, or
(b) a complete liquidation of the Company or sale of all, or substantially all, of the assets of the Company. Notwithstanding the foregoing, a Change in Control shall not occur solely because 50% or more of the voting stock of the Company is acquired by (i) a trust which is part of an employee benefit plan maintained by the Company or its subsidiaries or (ii) a corporation which, immediately following such acquisition, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

          (c) CODE. The Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

          (d)  COMMITTEE.  The Committee provided for in Section 6.

          (e) COMMON STOCK. Shares of the Company's common stock, par value $.01 per share.

          (f) COMPANY. Papa John's International, Inc., a Delaware corporation.

          (g)  DISABILITY.  Permanent and total disability within the meaning of section 22(e)(3) of the Code.

          (h)  EXCHANGE ACT.  The Securities Exchange Act of 1934, as amended.

          (i) FAIR MARKET VALUE. The fair market value of a share of Common Stock, as of any applicable date. In the case of Options granted at the Initial Public Offering Date, the Fair Market Value shall be equal to the price of the Common Stock as offered for sale to the public on such date. Subsequent to the Initial Public Offering Date, if the Common Stock is listed on the NASDAQ National Market System or a national or regional stock exchange, the Fair Market Value shall be the closing sale price of the Common Stock on any applicable date. If there are no common stock transactions reported for such date, the determination shall be made as of the last immediately preceding date on which common stock transactions were reported. If the Common Stock is not listed on the NASDAQ National Market System or a national or regional stock exchange, the Fair Market Value of the Common Stock as of a particular date shall be determined by such method as shall be determined by the Committee.

          (j) INITIAL PUBLIC OFFERING DATE. The date on which the Registration Statement on Form S-1 to be filed by the Company with the Securities Exchange Commission relating to the initial offer and sale by the Company of shares of Common Stock to the public is declared effective.

          (k) NON-EMPLOYEE DIRECTOR. A member of the Board who is not an employee of the Company or any of its subsidiaries.

          (l)  OPTION.  An option granted to an Optionee pursuant to the Plan.

          (m) OPTION AGREEMENT. A written agreement between the Company and an Optionee evidencing the grant of an Option and containing terms and conditions concerning the exercise of the Option.

          (n) OPTION PRICE. The price to be paid for shares to be purchased pursuant to the exercise of an Option.

          (o) OPTIONEE. A Non-Employee Director who has been granted an Option or the personal representative, heir or legatee of an Optionee who has the right to exercise the Option upon the death of the Optionee.

          (p) PERSON. A person as that term is defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

          (q) PLAN. This 1993 Stock Option Plan for Non-Employee Directors, as the same may be amended from time to time.

     3. SHARES SUBJECT TO THE PLAN. The stock to be offered under the Plan shall be shares of Common Stock, which shares may be unissued shares or treasury shares. Subject to the adjustments provided for in Section , the aggregate number of shares of Common Stock to be delivered upon exercise of all Options granted under the Plan shall not exceed 270,000 shares of Common Stock. Shares of Common Stock subject to, but not delivered under, an Option terminating or expiring for any reason prior to its exercise in full shall be available for Options to be granted thereafter during the term of the Plan.

     4.  GRANTING OF OPTIONS.

          (a) INITIAL GRANTS. Each Non-Employee Director on the Initial Public Offering Date who is not then the owner of options granted by the Company to purchase shares of Common Stock shall be granted on such date an Option to purchase 40,500 shares of Common Stock.

          (b) NEW NON-EMPLOYEE DIRECTORS GRANTS. Each new Non-Employee Director who is elected subsequent to the Initial Public Offering Date who is not then the owner of options granted by the Company to purchase shares of Common Stock shall automatically be granted an Option to purchase 40,500 shares of Common Stock upon the initial date of election to the Board, provided that the number of shares of Common Stock available for grant under the Plan is sufficient to permit such automatic grant.

          (c) ADDITIONAL OPTION GRANTS. On the third anniversary of the date of the grant of an Option to a Non-Employee Director pursuant to the terms of the Plan, and, in the case of a Non-Employee Director on the Initial Public Offering Date who was ineligible to receive Options on such date, on the third anniversary of the Initial Public Offering Date, such Non-Employee Director shall automatically be granted an Option to purchase 13,500 shares of Common Stock provided that (i) such Non-Employee Director shall have continually served as a director of the Company since the date of such prior Option grant (or the Initial Public Offering Date in the case of a Non-Employee Director on the Initial Public Offering Date who was ineligible to receive Options on such date) and (ii) the number of shares of Common Stock available for grant under the Plan is sufficient to permit such automatic grant.

          (d) ANNUAL AWARD OF OPTIONS TO NON-EMPLOYEE DIRECTOR MEMBERS OF THE EXECUTIVE COMMITTEE. On the date on which a Non-Employee Director joins the Executive Committee of the Board, the Non-Employee Director shall be awarded an Option to purchase 11,250 shares of Common Stock. The Non-Employee Director member of the Executive Committee of the Board shall automatically be granted an additional Option to purchase 11,250 shares of Common Stock on each anniversary date of the date the Non-Employee Director first became a member of the Executive Committee of the Board, provided that such Non-Employee Director shall have continually served as a member of the Executive Committee since the date of such prior option grant and the number of shares of Common Stock available for grant under the

Plan is sufficient to permit such automatic grant. Notwithstanding the provisions of Section 5(c), an Option awarded under this Section 4(d) shall be exercisable as follows:

               (i) from the date the Option is granted until the date which is six months from the date the Option is granted, the Option may not be exercised;

               (ii) beginning on the day following the six-month period referred to in Section 4(d)(i), the Option may be exercised with respect to one-fourth of the Common Stock subject to the Option;

               (iii) beginning on the day following the first anniversary of the date the Option is granted, the Option may be exercised with respect to an additional one-fourth of the Common Stock subject to the Option;

               (iv) beginning on the day following the date which is 18 months after the date the Option is granted, the Option may be exercised with respect to an additional one-fourth of the Common Stock subject to the Option; and

               (v) beginning on the day following the second anniversary of the date on which the Option is granted, the Option may be exercised with respect to all of the Common Stock subject to the Option.

          (e) PROPORTIONATE REDUCTION. If as of any date on which there is to be a grant of Options hereunder there are an insufficient number of shares of Common Stock available under the Plan to make all of the grants then to be made, each Non-Employee Director then entitled to be granted an Option shall receive an Option to purchase a proportionately lesser number of shares of Common Stock.

     5. TERMS AND CONDITIONS OF OPTIONS. All Options granted hereunder shall be subject to the following terms and conditions which shall be set forth in the Option Agreement:

          (a) NUMBER OF SHARES OF COMMON STOCK. The number of shares of Common Stock to which the Option pertains, determined in accordance with Section of the Plan.

          (b) EXERCISE PRICE. The exercise price of the Option, which shall be equal to the Fair Market Value of the Common Stock at the time of the grant of the Option.

          (c)  WHEN EXERCISABLE.  The Option shall be exercisable as follows:

               (i) From the date the Option is granted until the earlier to occur of (A) the day immediately preceding the first anniversary thereof or (B) the day immediately preceding the date of the Annual Meeting of the

          Company's stockholders which is at least 6 months from the date the Option is granted, the Option may not be exercised.

               (ii) Beginning on the earlier to occur of (A) the first anniversary of the date the Option is granted or (B) the date of the Annual Meeting of the Company's stockholders which is at least 6 months from the date the Option is granted, the Option may be exercised with respect to one-third of the Common Stock subject to the Option.

               (iii) Beginning on the earlier to occur of (A) the second anniversary of the date the Option is granted or (B) the date of the Annual Meeting of the Company's stockholders which is at least 18 months from the date the Option is granted, the Option may be exercised with respect to an additional one-third of the Common Stock subject to the Option.

               (iv) Beginning on the earlier to occur of (A) the third anniversary of the date the Option is granted or (B) the date of the Annual Meeting of the Company's stockholders which is at least 30 months from the date the Option is granted, the Option may be exercised with respect to all of the Common Stock subject to the Option.

          (d) PAYMENT OF EXERCISE PRICE. The Option Price shall be paid in cash at the time of exercise, except that in lieu of all or part of the cash, the Optionee may tender to the Company Common Stock owned by the Optionee having a Fair Market Value (at the close of business on the date the Company receives the notice of exercise) equal to the exercise price, less any cash paid.

          (e) THE TERM OF OPTION. The term of the Option, which shall be ten years.

          (f) NON-TRANSFERABILITY OF OPTION. The Option shall not be transferable by the Optionee otherwise than by bequest or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee. Notwithstanding anything herein to the contrary, an Optionee may transfer all or a portion of the Option to (i) the Optionee's spouse or lineal descendants ("Family Members"), (ii) a trust for the exclusive benefit of Family Members, (iii) a charitable remainder trust of which the Optionee and/or Family Members are the exclusive beneficiaries (other than the charitable beneficiary), or (iv) a partnership or a limited liability company in which the Optionee and Family Members are the sole partners or members, as applicable. In the event that any Option is transferred by an Optionee in accordance with the provisions of the immediately preceding sentence, then subsequent transfers of the Option by the transferee shall be prohibited. For purposes of the Option Agreement and the Plan, the term "Optionee" shall be deemed to refer to the transferee wherever applicable, and the provisions of Section 5(c) regarding termination of the Option shall refer to the Optionee, not the transferee, but the transferee shall be permitted to exercise the Option during the period provided for in Section 5(c) following the Optionee ceasing to be a director.

          (g)  TERMINATION OF OPTION.

               (i) If the Optionee ceases to be a director of the Company for any reason other than death, Disability or removal for cause, the Option shall terminate three months after the Optionee ceases to be a director of the Company (unless the Optionee dies during such period), or on the Option's expiration date, if earlier, and shall be exercisable during such period after the Optionee ceases to be a director of the Company only with respect to the number of shares which the Optionee was entitled to purchase on the day preceding the day on which the Optionee ceased to be a director.

               (ii) If the Optionee ceases to be a director of the Company because of removal for cause, the Option shall terminate on the date of the Optionee's removal.

               (iii) In the event of the Optionee's death or Disability while a director of the Company, or the Optionee's death within three months after the Optionee ceases to be a director (other than by reason of removal for cause), the Option shall terminate upon the earlier to occur of (A) 12 months after the date of the Optionee's death or disability or (B) the Option's expiration date. The Option shall be exercisable during such period after the Optionee's death or Disability with respect to the number of shares as to which the Option shall have been exercisable on the date preceding the Optionee's death or Disability, as the case may be.

     6.   ADMINISTRATION.

          (a) THE COMMITTEE. The Plan is designed to operate automatically and not require any administration. To the extent administration is required, it shall be provided by the Compensation Committee of the Board, or by any other committee appointed by the Board which shall include two or more directors of the Company who are "disinterested persons" within the meaning of Rule 16b-3 (or any successor provision) promulgated under the Exchange Act ("Committee"). The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board.

          (b) AUTHORITY OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee shall have the authority to:

               (i) construe and interpret the Plan and any agreement or instrument entered into under the Plan;

               (ii) determine the application of the rights, conditions and restrictions provided for herein with respect to the Options; and

               (iii) establish, amend and rescind rules and regulations for the Plan's administration.

The Committee shall have sole discretion to make all other determinations which may be necessary or advisable for the administration of the Plan, including, without limitation, the discretion to construe and interpret the Plan and any Option Agreement and establish, amend and revoke rules and regulations for the administration of the Plan. To the extent permitted by law and Rule 16b-3 promulgated under the Exchange Act, the Committee may delegate its authority as identified hereunder.

         (c) DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan, and all related orders or resolutions of the Board, shall be final, conclusive and binding upon all persons, including the Company, the Non-Employee Directors and their estates and beneficiaries.

         (d) SECTION 16 COMPLIANCE. It is the intention of the Company that the Plan and the administration of the Plan comply in all respects with Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder. If any Plan provision, or any aspect of the administration of the Plan, is found not to be in compliance with Section 16(b) of the Exchange Act, the provision or administration shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3 promulgated under the Exchange Act.

     7. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Notwithstanding the limitations set forth in Section , in the event of a merger, consolidation, reorganization, recapitalization, reclassification, split-up, spin-off, separation, stock dividend, stock split, reverse stock split, share repurchase, share combination, share exchange or other change in corporate structure or capitalization affecting the Common Stock, the Committee shall substitute or adjust the total number of shares of Common Stock or other stock or securities available under the Plan and outstanding Options and in the number, kind and Option Price of Common Stock subject to Options granted under the Plan to prevent dilution or enlargement of the rights of Non-Employee Directors under the Plan and outstanding Options.

     8.  AMENDMENT AND DISCONTINUANCE.
         ----------------------------

         (a) IN GENERAL. Except as provided in Section 8(b), the Board may discontinue, amend, modify or terminate the Plan at any time.

         (b) SECTION 16(B) COMPLIANCE. To the extent required to meet the conditions for exemption from Section 16(b) of the Exchange Act or the requirements of any national securities exchange or system on which the Common Stock is then listed or reported or a regulatory body having jurisdiction with respect thereto, without the approval of the stockholders of the Company, no amendment, modification or termination may:

               (i) materially increase the benefits accruing to Non-Employee Directors under the Plan;

              (ii) materially increase the total number of shares of Common Stock which may be issued under the Plan, except as provided in
          Section 7; or

             (iii) materially modify the eligibility requirements to receive an Option under the Plan.

Furthermore, to the extent required to meet the conditions for exemption from
Section 16(b) of the Exchange Act, no amendment which would change the amount, price or timing of Option grants, other than to comply with changes in the Code or the Employee Retirement Income Security Act of 1974, as amended (to which the Plan is not currently subject), or the rules and regulations promulgated thereunder, shall be made more than once every six months.

          (c) NO EFFECT ON OUTSTANDING OPTIONS. Any Option which is outstanding under the Plan at the time of its amendment or termination shall remain in effect in accordance with its terms and conditions and those of the Plan as in effect when the Option was granted.

     9.   MERGER, CONSOLIDATION, ETC.
          --------------------------

          (a) CONVERSION ON MERGER. In the event the Company merges or consolidates with another corporation, or all or substantially all of the Company's capital stock or assets are acquired by another corporation, and the surviving or acquiring corporation issues shares of its stock to the Company's stockholders in connection with the merger, consolidation or acquisition, the surviving or acquiring corporation shall adopt the Plan and, upon the exercise of an Option, the Optionee shall, at no additional cost (other than the Option Price), be entitled to receive, in lieu of the number of shares of Common Stock to which such Option is then exercisable, the number and class of shares of stock or other securities to which the Optionee would have been entitled pursuant to the terms of the merger, consolidation or acquisition if immediately prior thereto the Optionee had been the holder of record of the number of shares of Common Stock equal to the number of shares of Common Stock as to which the Option shall then be exercisable.

          (b) NO CONVERSION ON CERTAIN MERGERS. In the event that the Company merges or consolidates with another corporation, or all or substantially all of the Company's capital stock or assets are acquired by another corporation, and the surviving or acquiring corporation does not issue shares of its stock to the Company's stockholders in connection with the merger, consolidation or acquisition, then, notwithstanding any other provision of the Plan to the contrary, no Option may be exercised after the effective date of the merger, consolidation or acquisition.

     10. CHANGE IN CONTROL. Notwithstanding the provisions of Section 5, upon a Change in Control, the Optionee shall have the right to exercise the Option in full as to all Common Stock subject to the Option.

     11.  EFFECTIVENESS AND TERMINATION OF THE PLAN.
          -----------------------------------------

          (a) EFFECTIVE DATE. The Plan shall become effective upon adoption by the Board. The Plan shall be rescinded and all Options granted hereunder shall be null and void unless within 12 months from the date of the adoption of the Plan by the Board it shall have been approved by the holders of a majority of the outstanding Common Stock present or represented and entitled to vote on the Plan at a stockholders' meeting.

          (b) TERMINATION DATE. The Plan shall terminate on the earliest to occur of (i) the date when all the Common Stock available under the Plan shall have been acquired through the exercise of Options granted under the Plan; (ii) 10 years after the date of adoption of the Plan by the Board; or (iii) such other date as the Board may determine.

     12. NO RIGHT OF REELECTION. Neither the Plan, nor any action taken under the Plan, shall be construed as conferring upon a Non-Employee Director any right to continue as a director of the Company, to be appointed or continue as a member of the Executive Committee, to be renominated by the Board or reelected by stockholders of the Company.

     13. INDEMNIFICATION. No member of the Board or the Committee, nor any officer or employee acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board, the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

     14. SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and in all events the Plan shall be construed and enforced to the maximum extent permitted by applicable law.

     15. GOVERNING LAW. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to its conflict of laws rules.

DATED: April 15, 1993
                              PAPA JOHN'S INTERNATIONAL, INC.


                              By: /s/ John H. Schnatter
                                 --------------------------------------
                                  John H. Schnatter
                                  Chairman and Chief Executive Officer

Changes to Plan Document:
------------------------

Option and share amounts have been adjusted to reflect (i) a 3-for-2 stock split, effected in the form of a 50% stock dividend, effective March 25, 1996 for holders of record on March 12, 1996, and (ii) a 3-for-2 stock split, effected in the form of a 50% stock dividend, effective November 22, 1996 for holders of record on November 8, 1996.

Revised to reflect amendments approved by the Board of Directors on February 14, 1996 and stockholders on May 22, 1996.

Revised to reflect amendments approved by the Board of Directors on October 29, 1996.